EXHIBIT I-1


                                  EASTERN ENTERPRISES ORGANIZATIONAL CHART


                                         -------------------
                                         EASTERN ENTERPRISES
                                         -------------------
---------------    -----------     ----------   --------------   ------------   ------------------
EE-AEM Company,     AMR Data       Boston Gas     Boston Gas     Colonial Gas   Eastern Associated
     Inc.          Corporation      Company     Services, Inc.    Company         Capital Corp.
---------------    -----------     ----------   --------------   ------------   ------------------

------------------   --------------   -------------------   -----------------   --------------
Eastern Associated   Eastern Energy   Eastern Enterprises   Eastern Rivermoor   Eastern Urban
 Securities Corp.    Systems Corp.        Foundation          Company, Inc.     Services, Inc.
------------------   --------------   -------------------   -----------------   --------------

---------  -------------------  ----------------  -----------------  -----------------  -------------------
Essex Gas  Midland Enterprises  Mystic Steamship  PCC Land Company,  Philadelphia Coke  ServicEdge Partners
 Company         Inc.             Corporation            Inc.           Co., Inc.             Inc.
---------  -------------------  ----------------  -----------------  -----------------  -------------------

---------------   --------------    --------------------    ------------------
EEG Acquisition   EE Acquisition    Water Products Group    Western Associated
 Company, Inc.     Company, Inc.         Incorporated          Energy Corp.
---------------   --------------    --------------------    ------------------



                       BOSTON GAS COMPANY AND SUBSIDIARIES

                               ------------------
                               Boston Gas Company
                               ------------------

                         ------------------------------
                         Massachusetts LNG Incorporated
                         ------------------------------




                      COLONIAL GAS COMPANY AND SUBSIDIARIES

                              --------------------
                              Colonial Gas Company
                              --------------------

                                  -------------
                                  Transgas Inc.
                                  -------------

              ---------------------            ---------------
              CGI Transport Limited            Colonial Energy
              ---------------------            ---------------




                       ESSEX GAS COMPANY AND SUBSIDIARIES

                                -----------------
                                Essex Gas Company
                                -----------------

                   -----------------     -----------------------------
                   LNG Storage, Inc.     Northern Energy Company, Inc.
                   -----------------     ------------------------------

                                      MIDLAND ENTERPRISES INC. AND SUBSIDIARIES

                                                       ------------------------
                                                       Midland Enterprises Inc.
                                                       ------------------------
--------------      ----------------------   ------------------     --------------------   --------------   ----------------
Capital Marine      Chotin Transportation,   Eastern Associated     Federal Barge Lines,   Hartley Marine   Minnesota Harbor
 Supply, Inc.                Inc.            Terminals Company              Inc.                Corp.         Service, Inc.
--------------      ----------------------   ------------------     --------------------   --------------   ----------------

                                                                     ------------------
                                                                     River Fleets, Inc.
                                                                     ------------------


--------------  -----------------  --------------------   ---------------------  -----------------   -------------  ---------------
The Ohio River   The Ohio River    Orgulf Transport Co.   Orsouth Transport Co.  Port Allen Marine   Red Circle      West Virginia
   Company      Terminals Company                                                Service, Inc.       Transport Co.  Terminals, Inc.
--------------  ------------------ --------------------   ---------------------  -----------------   -------------  ---------------

----------------------
The Ohio River Company
Traffic Division, Inc.
----------------------

